UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 19, 2020
iRhythm Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-37918	20-8149544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
699 8th Street, Suite 600
San Francisco, California 94103
(Address of principal executive office) (Zip Code)
(415) 632-5700
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	IRTC	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On June 19, 2020 the board of directors of iRhythm Technologies, Inc. (the “Company”) appointed Douglas J. Devine as its Chief Financial Officer and Secretary, effective June 22, 2020.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 19, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of 25,231,588 shares of the Company’s common stock, representing 93.31% of the voting power of the shares of the Company’s common stock as of April 28, 2020, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The matters before the Annual Meeting are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on April 29, 2020.

Proposal 1 – Election of Directors. The following nominees were elected as Class I directors to serve until the 2023 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-votes
Kevin M. King	24,280,546	189,195	761,847
Raymond W. Scott	12,239,015	12,230,726	761,847

Proposal 2 – Adoption and Approval of Amendments to Certificate of Incorporation. The adoption and approval of the amendments to the Company’s Certificate of Incorporation to phase out the classified structure of the Company’s Board of Directors.

Votes For	Votes Against	Abstentions	Broker Non-votes
24,466,051	2,983	707	761,847

Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2020 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-votes
25,078,216	144,544	8,828	—

Proposal 4 - Advisory vote to approve Named Executive Officer Compensation. The stockholders voted for, on a non-binding advisory basis, the approval of named executive officer compensation. The following sets forth the results of the voting with respect to this proposal:

Votes For	Votes Against	Abstentions	Broker Non-votes
20,279,000	4,172,298	18,443	761,847

Item 9.01 Exhibits
(d) Exhibits

Exhibit No.	Description
3.1	Amendment to Amended and Restated Certificate of Incorporation of the Registrant

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IRHYTHM TECHNOLOGIES, INC.

Date: June 23, 2020	By:	/s/ Kevin M. King
Kevin M. King
Chief Executive Officer